Exhibit 99.1

SEPARATION & RELEASE AGREEMENT

This Separation & Release Agreement (the “Agreement”) is made by and between Nuance Communications, Inc., a Delaware corporation (the “Company”) and Satish Maripuri (“Executive”). The Company and Executive are sometimes referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, Executive is employed by the Company and is a party to (i) that certain Change of Control and Severance Agreement – EVP, dated as of August 8, 2017 (as amended, modified, or supplemented from time to time, the “Severance Agreement”), and (ii) that certain Employee Proprietary Information, Inventions, and Non-Competition Agreement, dated as of February 27, 2012 (as amended, modified, or supplemented from time to time, the “Confidentiality Agreement”);

WHEREAS, Executive serves the Company and its subsidiaries (the “Company Group”) as its Executive Vice President and General Manager, Healthcare Division;

WHEREAS, the Company and Executive have agreed that Executive’s employment with the Company is scheduled to terminate effective as of September 28, 2018 (the “Planned Termination Date”), or such earlier date as mutually agreed by the Parties, and that Executive shall provide active cooperation and support in the transition of Executive’s functions;

WHEREAS, the Company wishes to provide Executive with a severance package, which is conditioned on Executive’s timely, irrevocable execution of this Agreement and fulfilling all of his obligations in the Severance Agreement, the Confidentiality Agreement, and this Agreement, including his continued compliance with certain restrictive covenants that survive his employment termination and his cooperation with the Company Group in the transitioning of his duties;

WHEREAS, the Parties desire to set forth in this Agreement the terms and conditions of the Executive’s termination from employment, and this Agreement shall govern Executive’s and the Company’s respective rights and obligations in connection with such termination; and

WHEREAS, Executive has agreed to enter this Agreement whereby Executive will release any and all claims Executive may have against the Company and other released parties.

NOW THEREFORE, in consideration of the mutual promises made herein, the Parties hereby agree as follows:

1. Termination and Transition Period.

(a) Executive’s employment from the Company shall terminate on the Planned Termination Date; provided, that such termination shall occur earlier upon Executive’s death, a termination due to his Disability (as defined in the Severance Agreement), a voluntary resignation by Executive, or a termination by the Company for Cause (as defined in the Severance Agreement) (in any case, an “Early Termination,” and the Executive’s ultimate date of termination, the “Termination Date”). The Termination Date shall be the effective date of termination of any and all titles, positions, and appointments that Executive holds with the Company or any member of the Company Group, whether as an officer, director, employee, consultant, trustee, committee member, agent, or otherwise, and following the Termination Date, Executive shall have no authority to act on behalf of any member of the Company Group and shall not hold himself out as having such authority, enter into any agreement or incur any obligations on behalf of any member of the Company Group, commit any member of the Company Group in any manner, or otherwise act in an executive or other decision-making capacity with respect to any member of the Company Group. Executive agrees to promptly execute such documents as the Company, in its sole discretion, shall reasonably deem necessary to effect such terminations. The Termination Date shall be the termination date of Executive’s employment for purposes of participation in and coverage under all benefit plans and programs sponsored by or through the Company, except as otherwise provided herein. The terms and conditions set forth herein shall exclusively govern Executive’s continued employment with the Company from and after the date of this Agreement.

(b) During the period commencing on the date of this Agreement and ending on the Termination Date (the “Transition Period”), Executive shall continue to perform such duties as assigned by the Company consistent with his then-current position, including without limitation transitional matters relating to the transition of his duties to his successor.

2. Entitlements. In consideration for, and subject to, Executive’s entering into this Agreement, (x) the satisfaction of the Release Condition set forth in Section 8 below, (y) Executive’s continued compliance with all restrictive covenants with the Company Group to which he is subject (including the restrictive covenants herein and in the Confidentiality Agreement, which are incorporated by reference herein), and (z) Executive’s remaining in active employment with the Company through, and not resigning from or otherwise neglecting his duties to the Company prior to, the Planned Termination Date, and his not otherwise engaging in conduct constituting Cause (collectively, the “Preconditions”), Executive shall be entitled to the payments and benefits set forth in this Agreement. For the avoidance of doubt, the payments and benefits described in this Agreement (including, for the avoidance of doubt, the severance benefits set forth in Section 3 of the Severance Agreement) are subject to (i) Executive’s irrevocable execution and delivery of this Agreement within twenty-one (21) days following the date hereof and (ii) Executive’s continued compliance with this Agreement (including his satisfaction of the Release Condition).

(a) Remuneration During Transition Period. During the Transition Period, Executive will continue to receive his current base salary, to be eligible to participate in the health insurance and other benefit plans of the Company Group in which he is currently eligible to participate, and to receive the perquisites and other personal benefits currently provided to him, subject in all cases to the discretion of the Company Group to amend or terminate any or all of such plans or arrangements at any time and from time to time in accordance with the terms thereof.

(b) Severance Benefits. Subject to the satisfaction of the Preconditions, Executive shall be entitled to the following severance benefits (collectively, the “Severance Benefits”):

(i) the “base salary severance” described in Section 3(a)(i) of the Severance Agreement, which the Parties agree is equal to $500,000;

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(ii) the “target bonus severance” described in Section 3(a)(ii) of the Severance Agreement; provided, that the Company has agreed to pay Executive his full target bonus in effect for the 2018 fiscal year of the Company, notwithstanding that the Termination Date will occur prior to fiscal year-end, which the Parties agree is equal to $375,000;

(iii) the time-based equity award vesting benefits described in Section 3(a)(iii) of the Severance Agreement; provided, that the Company has agreed to vest Executive in the full (versus a prorated) amount of the 75,000 time-based restricted stock units that were otherwise scheduled to vest on September 30, 2018;

(iv) the “continued employee benefits” described in Section 3(a)(iv) of the Severance Agreement; and

(v) an additional lump-sum cash severance payment determined as follows, which shall be payable to Executive on or prior to the second regular payroll date of the Company following the Second Bring-Down Release Effective Date (as defined below): the aggregate fair market value, based on the closing price of the Company’s common stock reported on the Nasdaq Global Select Market on September 28, 2018, of up to 125,000 performance-based restricted stock units (“PSUs”) held by Executive as of the Termination Date that are eligible to vest based solely on fiscal year 2018 financial performance targets, which were communicated by the Company to Executive in a grant letter dated December 29, 2017, in each case solely to the extent that such PSUs would have vested based on actual performance (as determined by the Compensation Committee of the Company’s Board of Directors in accordance with the Company’s 2000 Stock Plan) had Executive remained employed by the Company through November 29, 2018.

(c) Early Termination. Notwithstanding anything herein to the contrary, in the event of an Early Termination for any reason other than by the Company without Cause, then following such Early Termination, other than any accrued salary or benefits through the Termination Date, Executive shall not be entitled to any further payments or benefits from the Company, including without limitation any of the Severance Benefits (whether set forth in the Severance Agreement or newly described in this Agreement). For the avoidance of doubt, in the event of an Early Termination by the Company without Cause, Executive shall continue to receive the Severance Benefits, subject to the satisfaction of the Preconditions (other than the condition of continued employment).

3. Confidential Information. Subject to Section 14, Executive shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement. Executive agrees that the above reaffirmation and agreement with the Confidentiality Agreement shall constitute a new and separately enforceable agreement to abide by the terms of the Confidentiality Agreement, entered and effective as of the Effective Date. Executive specifically acknowledges and agrees that any violation of the restrictive covenants in the Confidentiality Agreement shall constitute a material breach of this Agreement. Executive shall return all Company property and confidential and proprietary information in Executive’s possession to the Company on or prior to the Termination Date.

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4. Payment of Salary and Receipt of All Benefits. Regardless of whether Executive signs this Agreement, the Company will pay to him his earned but unpaid wages and accrued vacation through the Termination Date, and reimbursable business expenses incurred prior to the Termination Date (subject to Executive’s timely submission for reimbursement in accordance with the Company’s business expense reimbursement policy). Executive otherwise acknowledges that he has been paid all amounts due to him, except for Transition Period remuneration and the Severance Benefits as set forth in this Agreement. For the avoidance of doubt, except as incorporated in Severance Benefits as set forth in this Agreement, in no event shall Executive be entitled to an annual bonus for fiscal 2018, any performance-based equity awards that have not vested in accordance with their terms on or prior to the Termination Date, or any time-based equity awards that have not vested in accordance with their terms or the terms of this Agreement on or prior to the Termination Date

5. Non-Solicitation. In exchange for the Severance Benefits and other consideration hereunder, to which Executive would not otherwise be entitled, Executive agrees that for a period of one (1) year after the Termination Date, Executive will not, without the express written consent of the Company, in its sole discretion, (a) solicit any business that is competitive with the Company’s business from any client or customer of the Company or (b) either in Executive’s individual capacity or on behalf of or through any other entity, either directly or indirectly, hire, engage, recruit or participate in any way in the hiring, engagement or recruitment of, or participate in any effort to hire or solicit, any current or future employees of the Company or any subsidiary thereof.

6. Non-disparagement. In exchange for the Severance Benefits and other consideration hereunder, to which Executive would not otherwise be entitled, Executive agrees not to disparage the Company, the Company’s officers, directors, employees, shareholders and agents, in any manner likely to be harmful to them or the Company’s business, business reputation or personal reputation. The Company agrees to instruct its senior officers and managers not to disparage Executive in any manner likely to be harmful to him or his reputation. Nothing in this Agreement shall prevent either Executive or the Company employees who are aware of the existence of this Agreement from responding accurately and fully to any question, inquiry or request for information when required by legal process, nor prevent Executive from engaging in Protected Activities (as defined below).

7. Non-Compete. In exchange for the Severance Benefits and other consideration hereunder, to which Executive would not otherwise be entitled, Executive agrees that for a period of one (1) year after the Termination Date, Executive will not, without the express written consent of the Company, in its sole discretion, enter, engage in, participate in, or assist, either as an individual on your own or as a partner, joint venturer, employee, agent, consultant, officer, trustee, director, owner, part-owner, shareholder, or in any other capacity, in the United States of America, directly or indirectly, any other business organization whose activities or products are competitive with the activities or products of the Company Group then existing or under development with which Executive was involved, had responsibilities for, or was exposed to or received Confidential Information about, directly or indirectly, if such engagement, participation, or assistance could result in Executive’s intentional or unintentional use, disclosure, or reliance upon Confidential Information or his exploitation of goodwill of the Company Group. Executive hereby acknowledges and agrees that such business organizations may include, but are not limited to, Healthcare AI and ML companies, NLU/CLU/ASR companies, Conversational AI companies, and/or EMR/HER companies such as Cerner, Epic, and Athenahealth. Without limiting the

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generality of the foregoing, Executive hereby acknowledges and agrees that specific companies that qualify as such business organizations include Amazon, Microsoft, Google, IBM, Apple, MModal, Vincari, and Jvion. Nothing in this Agreement shall prohibit Executive from working for an employer that is engaged in activities or offers products that are competitive with the activities and products of the Company so long as Executive does not work for or with the department, division, or group in that employer’s organization that is engaging in such activities or developing such products. Executive recognizes that these restrictions on competition are reasonable because of the Company’s investment in goodwill, its customer lists, and other proprietary information and Executive’s knowledge of the Company’s business and business plans. If any period of time or geographical area should be judged unreasonable in any judicial proceeding, then the period of time or geographical area shall be reduced to such extent as may be deemed required so as to be reasonable and enforceable. Nothing in this Agreement shall preclude Executive from making passive investments of not more than two percent (2%) of a class of securities of any business enterprise registered under the Securities Exchange Act of 1934, as amended.

8. Release Condition. Executive agrees to execute, and not subsequently revoke, a customary, comprehensive release of all claims against each member of the Company Group and its respective related parties (including without limitation its officers and directors), substantially in the form attached hereto as Exhibit A, upon (and covering all claims arising through) the Termination Date, and agrees to bring down such release of claims upon (and covering all claims arising through) the first anniversary of the Termination Date (the “Release Condition”). The effective date of the bring-down release of claims arising through the first anniversary of the Termination Date in accordance with its terms is referred to herein as the “Second Bring-Down Release Effective Date.”

9. Release of Claims. Executive agrees that the consideration to be paid in accordance with the terms hereof represents settlement in full of all outstanding obligations owed to Executive by the Company. Executive, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its past, present and future officers, agents, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, parents, predecessor and successor corporations, and assigns, from, and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess arising from any omissions, acts or facts that have occurred up until and including the date on which Executive signs this Agreement, including, without limitation,

(a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent

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or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, the California Family Rights Act; the California Labor Code, the California Workers’ Compensation Act, the California Fair Employment and Housing Act, Massachusetts Law Prohibiting Unlawful Discrimination, as amended, Mass. Gen. Laws ch. 151B, § 1 et seq., Massachusetts Discriminatory Wage Rates Penalized Law (Massachusetts Equal Pay Law), as amended, Mass. Gen. Laws ch. 149, § 105A et seq., Massachusetts Right to be Free from Sexual Harassment Law, Mass. Gen. Laws ch. 214, § 1C, Massachusetts Discrimination Against Certain Persons on Account of Age Law, Mass. Gen. Laws ch. 149, § 24A et seq., Massachusetts Equal Rights Law, Mass. Gen. Laws ch. 93, § 102 et seq., Massachusetts Violation of Constitutional Rights Law, Mass. Gen. Laws ch. 12, § 11I, Massachusetts Family and Medical Leave Law, Mass. Gen. Laws ch. 149, § 52D; and the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148, et seq.;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

(g) any and all claims for attorneys’ fees and costs.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any severance obligations due Executive hereunder and does not release claims that cannot be released as a matter of law. Nothing in this Agreement waives Executive’s rights to indemnification or any payments under any insurance policy, if any, provided by any act or agreement of the Company, state or federal law or policy of insurance.

10. Acknowledgment of Waiver of Claims under ADEA. Executive acknowledges that Executive is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date on which Executive signs this Agreement. Executive acknowledges that the consideration given for this Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that Executive has been advised by this writing that (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has at least twenty-one (21) days within which to consider this Agreement; (c) Executive has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; (d) this Agreement shall not be effective until the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA,

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nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law. Any revocation should be in writing and delivered to the General Counsel at the Company by close of business on the seventh day from the date that Executive signs this Agreement. In the event that Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. The parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

11. No Pending or Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Executive also represents that Executive does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

12. No Cooperation. Subject to Section 14, Executive agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement.

13. No Admission of Liability. Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Company, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to the Executive or to any third party.

14. Protected Activity. Executive understands that nothing in this Agreement or in the Confidentiality Agreement shall in any way limit or prohibit Executive from engaging for a lawful purpose in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint or report with, or otherwise communicating with, cooperating with or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”). Executive understands that in connection with such Protected Activity, Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company Proprietary Information under this Agreement or the Confidentiality Agreement to any parties other than the relevant Government Agencies. Executive further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications.

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15. Miscellaneous.

(a) Costs. The Parties shall each bear their own costs, expert fees, attorneys’ fees and other fees incurred in connection with this Agreement.

(b) Authority. Executive represents and warrants that Executive has the capacity to act on his own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Agreement.

(c) No Representations. Executive represents that Executive has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither Party has relied upon any representations or statements made by the other Party hereto which are not specifically set forth in this Agreement.

(d) Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(e) Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

(f) Entire Agreement. This Agreement, along with the Severance Agreement and the Confidentiality Agreement, represents the entire agreement and understanding between the Company and Executive concerning Executive’s separation from the Company.

(g) No Oral Modification. This Agreement may only be amended in writing signed by Executive and the Chief Executive Officer of the Company.

(h) Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the Commonwealth of Massachusetts, and the Company and the Executive each consent to personal and exclusive jurisdiction and venue in the Commonwealth of Massachusetts.

(i) Effective Date. This Agreement is effective eight (8) days after it has been signed by Executive, so long as it has been signed by the Parties and has not been revoked by Executive before that date (the “Effective Date”).

(j) Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

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(k) Voluntary Execution of Agreement. Executive understands and agrees that Executive is executing this Agreement voluntarily and without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and other persons referenced herein. Executive acknowledge that:

(i) Executive has read this Agreement;

(ii) Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has voluntarily declined to seek such counsel;

(iii) Executive understand the terms and consequences of this Agreement and of the releases it contains; and

(iv) Executive is fully aware of the legal and binding effect of this Agreement.

Signature Page Follows

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IN WITNESS WHEREOF, the Parties have executed this Separation & Release Agreement on the respective dates set forth below.

COMPANY:	NUANCE COMMUNICATIONS, INC.

	By:	/s/ Mark Benjamin

	Title:	Chief Executive Officer

	Date:	9/13/2018

EXECUTIVE:		/s/ Satish Maripuri
Satish Maripuri

	Date:	9/13/2018

[Signature Page to Maripuri Separation & Release Agreement]

Exhibit A

Release of Claims

1. Release of Claims. Executive agrees that the consideration to be paid in accordance with the terms of the Separation & Release Agreement (the “Agreement”) dated as of September 13, 2018, by and between Nuance Communications, Inc. (the “Company”), and Satish Maripuri (“Executive”), represents settlement in full of all outstanding obligations owed to Executive by the Company. Executive, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its past, present and future officers, agents, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, parents, predecessor and successor corporations, and assigns, from, and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess arising from any omissions, acts or facts that have occurred up until and including the date on which Executive signs this Release of Claims (this “Release”), including, without limitation,

(a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, the California Family Rights Act; the California Labor Code, the California Workers’ Compensation Act, the California Fair Employment and Housing Act, Massachusetts Law Prohibiting Unlawful Discrimination, as amended, Mass. Gen. Laws ch. 151B, § 1 et seq., Massachusetts Discriminatory Wage Rates Penalized Law (Massachusetts Equal Pay Law), as amended, Mass. Gen. Laws ch. 149, § 105A et seq., Massachusetts Right to be Free from Sexual Harassment Law, Mass. Gen. Laws ch. 214, § 1C, Massachusetts Discrimination Against Certain Persons on Account of Age Law, Mass. Gen. Laws ch. 149, § 24A et seq., Massachusetts Equal Rights Law, Mass. Gen. Laws ch. 93, § 102 et seq., Massachusetts Violation of Constitutional Rights Law, Mass. Gen. Laws ch. 12, § 11I, Massachusetts Family and Medical Leave Law, Mass. Gen. Laws ch. 149, § 52D; and the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148, et seq.;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

(g) any and all claims for attorneys’ fees and costs.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any severance obligations due Executive hereunder and does not release claims that cannot be released as a matter of law. Nothing in this Release waives Executive’s rights to indemnification or any payments under any insurance policy, if any, provided by any act or agreement of the Company, state or federal law or policy of insurance.

2. Acknowledgment of Waiver of Claims under ADEA. Executive acknowledges that Executive is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date on which Executive signs this Release. Executive acknowledges that the consideration given for this Release is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that Executive has been advised by this writing that (a) Executive should consult with an attorney prior to executing this Release; (b) Executive has at least twenty-one (21) days within which to consider this Release; (c) Executive has seven (7) days following the execution of this Release by the parties to revoke the Release; (d) this Release shall not be effective until the revocation period has expired; and (e) nothing in this Release prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law. Any revocation should be in writing and delivered to the General Counsel at the Company by close of business on the seventh day from the date that Executive signs this Release. In the event that Executive signs this Release and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that he has freely and voluntarily chosen to waive the time period allotted for considering this Release. The parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

3. Compliance with Obligations. Executive represents and warrants that, as of the date on which he executes this Release; he has complied in all respects with all of his obligations under the Agreement and that he is not in breach of any terms thereof.

4. No Pending or Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Executive also represents that Executive does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

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5. No Cooperation. Subject to Section 14 of the Agreement, Executive agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Release.

6. No Admission of Liability. Executive understands and acknowledges that this Release constitutes a compromise and settlement of disputed claims. No action taken by the Company, either previously or in connection with this Release shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to the Executive or to any third party.

7. Protected Activity. Executive understands that nothing in the Agreement, this Release, or in the Confidentiality Agreement (as defined in the Agreement) shall in any way limit or prohibit Executive from engaging for a lawful purpose in any Protected Activity. For purposes of this Release, “Protected Activity” shall mean filing a charge, complaint or report with, or otherwise communicating with, cooperating with or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”). Executive understands that in connection with such Protected Activity, Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company Proprietary Information under the Agreement, this Release, or the Confidentiality Agreement to any parties other than the relevant Government Agencies. Executive further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications.

8. Miscellaneous. Section 15 of the Agreement is incorporated into this Release, mutatis mutandis.

Signature Page Follows

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IN WITNESS WHEREOF, Executive has executed this Release on the date set forth below.

EXECUTIVE:
Satish Maripuri

Date*:

* To be signed as of the Termination Date and as of the first anniversary thereof.

[Signature Page to Maripuri Bring-Down Release]